WAIVER AND FIFTH AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

     This  Waiver  and  Fifth   Amendment   to  Loan  and   Security   Agreement
("Amendment") is dated as of December 9, 1998, and entered into by and between HELLER FINANCIAL, INC. ("Lender"), and THE RIGHT START, INC. ("Borrower").

     WHEREAS, Lender and Borrower have entered into a Loan and Security Agreement dated November 14, 1996 (as amended, the "Loan Agreement"); and

        WHEREAS, an Event of Default exists under subsection 8.1(C) of the Agreement as a result of Borrower's breach of the EBITDA covenant contained in subsection 6.3 of the Agreement for the three (3) fiscal quarters ended October 31, 1998 (the "Existing Event of Default"). Borrower has requested that Lender waive the existing Event of Default and Lender has agreed to do so in accordance with the terms of this Amendment.

        WHEREAS, Lender and Borrower have agreed to amend the Agreement, subject to the following terms and conditions.

     NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Agreements and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

     1. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Loan Agreement, as amended hereby.

     2. Amendments. The Agreement is hereby amended as follows:

     Subsection 5.6(I) of the Agreement is amended by deleting said subsection in its entirety and replacing it with the following:

                      (I) Appraisals. From time to time, upon the request of Lender, Borrower at its own expense will obtain and deliver to Lender, or will cooperate with Lender to provide, appraisal reports in form and substance and from appraisers satisfactory to Lender, stating the then current fair market and orderly liquidation values of all or any portion of the Collateral; provided, however, that absent an Event of Default, Borrower shall have ninety (90) days from the date of Lender's request to appeal such request and provide alternative information which is acceptable to Lender in its sole discretion.

     3. Limited Waiver. Lender hereby waives the Event of Default. This is a limited waiver and shall not be deemed to constitute a waiver of any other existing Events of Default or any future breach of the Agreement or any of the other Loan Documents (including, without limitation, a breach of subsection 6.3 of the Agreement) for any period other than that stated above. 4. Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent (unless specifically waived in writing by Lender):

               (a) No Default or Event of Default, other than the Existing Event of Default, shall have occurred and be continuing;

               (b) Borrower shall have executed and delivered such other documents and instruments as Lender may require; and

               (c) all corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.

     5. Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement, are ratified and confirmed and shall continue in full force and effect.

     6. Corporate Action. The execution, delivery and performance of this Amendment have been authorized by all requisite corporate action on the part of Borrower and will not violate the Articles of Incorporation or Bylaws of Borrower.

     7. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     8. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns.

     9. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

               IN WITNESS WHEREOF, the parties have executed this Amendment on the date first above written.

                                            HELLER FINANCIAL, INC.
                                            as Lender

                                            By:  /s/  BARRY S. ONEALL
                                           --------------------------
                                            Title: Sr. Vice President




                                            THE RIGHT START, INC.
                                            as Borrower

                                            By:  /s/ GINA M. SHAUER
                                            -----------------------
                                            Title: Chief Financial Officer